UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     December 8, 2011

TIVO INC.

(Exact name of registrant as specified in its charter)
Delaware	000-27141	77-0463167

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2160 Gold Street,
Alviso, California	95002
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (408) 519-9100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

As previously reported, at TiVo Inc.'s (the "Company's") 2011 annual meeting of shareholders held on August 3, 2011, a majority of the shares cast voted, on an advisory basis, to hold future advisory (non-binding) votes on executive compensation on an annual basis.

After consideration of the shareholder voting results, the Company has determined that future advisory (non-binding) votes on executive compensation will occur annually until the Company decides to hold the next advisory vote on the frequency of advisory votes on executive compensation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
TIVO INC.

December 14, 2011	By:	/s/ Anna Brunelle
Anna Brunelle
Chief Financial Officer
(Principal Financial and Accounting Officer)